SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  May 25, 1994

                         XEROX CREDIT CORPORATION
         (Exact name of registrant as specified in its charter)

         Delaware              1-8133                06-1024525
         (State or other       (Commission File      (IRS Employer
         jurisdiction of       Number)               Identification
         incorporation)                              No.)

                       100 First Stamford Place
                            P. O. Box 10347
                   Stamford, Connecticut  06904-2347
            (Address of principal executive offices)(Zip code)

     Registrant's telephone number, including area code: (203) 325-6600

                      This document consists of 27 pages.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Exhibit (4)(k) --Form of Debt Security (Medium-Term Note, Series D)
______________________________________________________________________________

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                           XEROX CREDIT CORPORATION

                                           Douglas H. Marshall
                                           Assistant Secretary

Dated:  May 25, 1994